SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2010

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10 Sixth Road
Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2010, Bridgeline Digital, Inc. (“Bridgeline”) entered into an Amended and Restated Loan and Security Agreement with Silicon Valley Bank (the “Loan Agreement”).  The Loan Agreement provides for up to $5 million of revolving credit advances, of which $3 million may be used for acquisitions and up to $5 million may be used for working capital purposes, subject to a borrowing base formula and other terms and conditions as specified in the Loan Agreement.  The Loan Agreement has a two- year term which expires March 31, 2012.  Borrowings bear interest at prime plus 1.00% or prime plus 1.25%, depending on the level of adjusted EBITDA, as defined.  Borrowings are secured by all of the Company’s assets and all of the Company’s intellectual property.  The Loan Agreement replaces Bridgeline’s existing credit facility with Silicon Valley Bank which expired on March 31, 2010.

Copies of the Loan Agreement and the Amended and Restated Intellectual Property Security Agreement are attached as exhibits to this Current Report on Form 8-K.  The foregoing description of the exhibits does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 8.01	Other Events

On April 1, 2010, Bridgeline issued a press release announcing the completion of the transaction referred to in Item 1.01 of this Current Report on Form 8-K.  A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Amended and Restated Loan Agreement dated March 31, 2010, between Bridgeline Digital, Inc. and Silicon Valley Bank

10.2	Amended and Restated Intellectual Property Security Agreement dated March 31, 2010, between Bridgeline Digital, Inc. and Silicon Valley Bank

99.1	Press Release dated April 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Ronald M. Levenson
Ronald M. Levenson
Executive Vice President and
Chief Financial Officer

Date:  April 5, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amended and Restated Loan Agreement dated March 31, 2010, between Bridgeline Digital, Inc. and Silicon Valley Bank

10.2	Amended and Restated Intellectual Property Security Agreement dated March 31, 2010, between Bridgeline Digital, Inc. and Silicon Valley Bank

99.1	Press Release dated April 1, 2010